                                                                    Exhibit (10)



                           STONE STREET BANCORP, INC.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of Stone Street Bancorp, Inc. (the "Corporation"), a North Carolina corporation, with its principal office in Mocksville, Davie County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Mocksville Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.   PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
          -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors, employees and others to remain in the management and service of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.   ADMINISTRATION.  The Plan shall be administered by a committee (the
          --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.  STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
         ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 182,505 shares, which is ten percent (10%) of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a North Carolina mutual savings bank to a North Carolina stock savings bank on March 29, 1996 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.   ELIGIBILITY.  Options shall be granted only to individuals who meet
          -----------
all of the following eligibility requirements:

          (a) Such individual must be (i) an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary or (ii) a person serving as an advisor or consultant to the Corporation, the Bank or a Subsidiary or member of a committee appointed by the Board of Directors of the Corporation or the Bank (a "corporate consultant"). For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

          (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors, employees and corporate consultants, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director, employee or corporate consultant who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.   OPTION AGREEMENT  Such Options shall be granted after the date the
          ----------------
Plan is approved by the Corporation's shareholders and after execution by the optionee of a Stock Option Grant and Agreement (the "Option Agreement") in the form attached hereto as Exhibit A, as modified by the Committee to the extent it deems such modification to be necessary or desirable. Such Options shall be granted with the intention that they will be Nonqualified Stock Options or Incentive Stock Options as denominated in the Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.   OPTION PRICE.
          ------------

          (a) The option price of each Option granted under the Plan shall be not less than one hundred percent (100%) of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than one hundred and ten percent (110%) of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole and absolute discretion. The Committee shall maintain a written record of its method of determining such value.

          (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.   EXPIRATION OF OPTIONS.  The Committee shall determine the expiration
          ---------------------
date or dates of each Option, but such expiration date shall be not later than ten (10) years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than five (5) years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.   TERMS AND CONDITIONS OF OPTIONS.
          -------------------------------

          (a) All Options must be granted within ten (10) years of the Effective Date of this Plan as defined in Section 20.

          (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

          (c) The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

          (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

          (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

          (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

          (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and it shall be administered solely for that purpose.

     9.    EXERCISE OF OPTIONS.
           -------------------

          (a) Unless otherwise set forth in the Option Agreement, all Options granted to an optionee by virtue of his position as a nonemployee director of the Corporation or the Bank or corporate consultant (as stated in the Option Agreement) shall be fully vested, exercisable and nonforfeitable immediately at the time of the grant.

          (b) Options granted to an optionee by virtue of his position as an employee (as stated in the Option Agreement) shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

     Notwithstanding the foregoing, Options shall become exercisable with respect to all of the shares subject thereto upon the optionee's death, retirement or disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, and in the event of a change in control as set forth in Section 13 of this Plan.

     Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee. The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option.

     In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of Section 5 and Section 8(c).

          (c) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

          (d) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

          (e) Notwithstanding anything to the contrary herein, an optionee receiving the grant of an Option by virtue of his or her position as a director, corporate consultant or as an employee of the Corporation, the Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his or her Options within the periods set forth in Sections 10, 11 and 12 below.

     10.  TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR
          ---------------------------------------------------------------
DEATH.  If any optionee receiving the grant of an Option by virtue of his
------
position as a director or corporate consultant (as stated in the Option Agreement) ceases to be a director or corporate consultant of at least one of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of at least one of the Corporation, the Bank and any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and
(ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.  TERMINATION OF EMPLOYMENT - DISABILITY OR RETIREMENT.  If any optionee
          ----------------------------------------------------
receiving the grant of an Option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) ceases to be a director or corporate consultant of at least one of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his becoming disabled within the meaning of
Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     If any optionee receiving the grant of an Option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) ceases to be a director or corporate consultant of at least one of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by at least one of the Corporation, the Bank and any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, at any time prior to the date of expiration of the Option, exercise such Option; provided, however, that if the Option is exercised more than three months after such retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors, corporate consultants or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as a director or corporate consultant, shall mean the cessation of membership on such board of directors or cessation of the relationship creating the corporate consultant status (i) with the approval of such board of directors, at any time after such optionee reaches age 65, or (ii) at the election of the optionee at any time after not less than twenty-five (25) years of service as a member of the such board of directors and/or as a corporate consultant, as applicable.

     12.  TERMINATION OF EMPLOYMENT - DEATH.  If an optionee receiving
          ---------------------------------
the grant of an option by virtue of his position as a director or corporate consultant (as stated in the Option Agreement) dies while a director or corporate consultant of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.  CHANGE IN CONTROL.  In the event that an optionee ceases to
          -----------------
be an employee, a director or corporate consultant of the Corporation, the Bank or a Subsidiary (which position resulted in his or her receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100%
vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the board of directors of the Bank on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or
(v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     As set forth in Section 10, in the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.  STOCK APPRECIATION RIGHTS.
          -------------------------

          (a) General Terms and Conditions. The Committee may, but shall not be obligated to, grant rights to optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the market value (determined as set forth in Section 6 above) of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then market value thereof (determined as set forth in Section 6 above), or in cash, or partly in cash and partly in shares of Common Stock.

          The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this
     Section 14 and this Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the

     Option to which is related); the method for valuing shares of Common
     Stock for purposes of this Section 14; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

          (b) Time Limitations. A Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an optionee to exercise Stock Appreciation Rights shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

          (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

          (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which is relates, while a Stock Appreciation Right granted in connection with a Nonqualified Stock Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option. No optionee shall have any Stock Appreciation Rights unless (i) in the case of Incentive Stock Options and Nonqualified Stock Options, the Stock Option Agreement shall so state or (ii) in the case of Nonqualified Stock Options, the Committee shall have executed an amendment to the Stock Option Agreement so stating.

          (e) Non-Transferable. A Stock Appreciation Right may not be transferred or assigned except in connection with a transfer of the Option to which it relates.

     15.  RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may not
          ------------------------
be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
          ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options and Stock Appreciation Rights previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

          (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock.

          (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (d) The grant of an Option or Stock Appreciation Right pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Internal Revenue Code of 1986, as amended.

     17.  INVESTMENT PURPOSE.  At the discretion of the Committee, any Option
          ------------------
Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

          18.       APPLICATION OF FUNDS.  The proceeds received by the
                    --------------------
Corporation from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

          19.       NO OBLIGATION TO EXERCISE.  The granting of an Option or
                    -------------------------
Stock Appreciation Right shall impose no obligation upon the optionee to exercise such Option or Stock Appreciation Right.

          20.       EFFECTIVE DATE OF PLAN.  The Plan will become effective upon
                    ----------------------
the approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

          21.       TERM OF PLAN.  Options and Stock Appreciation Rights may be
                    ------------
granted pursuant to this Plan from time to time within ten (10) years from the effective date of the Plan.

          22.       TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan
                    ---------------------------
or in any resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option or Stock Appreciation Right hereunder.
The granting of an Option and Stock Appreciation Right pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

          23. CASH PAYMENTS. At the time of the payment of any dividend or other distribution with respect to the Common Stock, in the absolute discretion of, and upon direction of the Board, the Corporation shall cause to be paid to existing directors, corporate consultants and employees of the Corporation, the Bank or any Subsidiary who hold nonforfeited, unexercised Options under this Plan, regardless of whether or not such Options are vested and nonforfeitable, a cash amount equal to the number of shares of Common Stock subject to nonforfeited, unexercised options held by such optionee multiplied by the amount of any dividends or other distributions paid per share of Common Stock outstanding. The Board shall have the discretion to approve cash payments at the time of some dividends or distributions but not others. Notwithstanding the foregoing, no amounts shall be paid to optionees pursuant to this Section 23 with respect to any dividend or distribution if at the time of such dividend or distribution, the exercise price of the Options shall have been reduced pursuant to Section 16(b) above.

          If any director, corporate consultant or employee of the Corporation, the Board or any Subsidiary shall receive any cash payment from the Company, the Board or any Subsidiary pursuant to this Section 23 with respect to an Option which is not vested and exercisable, and if such Option shall be forfeited, then within 30 days after the effective date of such forfeiture, the optionee shall pay to the Corporation, the Bank or the Subsidiary (as applicable) an amount equal to the cash payment received by such optionee with respect to such forfeited Option. In the alternative, at the option of the Corporation, the Bank or the Subsidiary (as applicable) the amount to be repaid may be withheld from the final compensation payable to the optionee.

          24.       WITHHOLDING TAXES.  Whenever the Corporation proposes or is
                    -----------------
required to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

          25.       TERMINATION AND AMENDMENT.  The Board may at any time alter,
                    -------------------------
suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option or Stock Appreciation Right previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

          26.       CAPTIONS AND HEADINGS; GENDER AND NUMBER. Captions and
                    ----------------------------------------
paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

          27.       COST OF PLAN; EXCULPATION AND INDEMNIFICATION. All costs and
                    ---------------------------------------------
expenses incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

          28.       GOVERNING LAW.  Without regard to the principles of
                    -------------
conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

          29.       INSPECTION OF PLAN.  A copy of this Plan, and any amendments
                    ------------------
thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

          30.       OTHER PROVISIONS.  The Option Agreements authorized under
                    ----------------
this Plan shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                   EXHIBIT A
                                   ---------


                        STOCK OPTION GRANT AND AGREEMENT

     THIS STOCK OPTION GRANT AND AGREEMENT ("Agreement"), being made according to and subject to the terms and conditions of the STOCK OPTION PLAN of Stone Street Bancorp, Inc. ("Plan"), a copy of which is attached hereto as Annex A and is hereby incorporated by reference and made a part of this Agreement, is herein executed and effective the _______ day of _______________, _____, between Stone Street Bancorp, Inc. (the "Corporation") and ____________________ ("Optionee"):

     1.  Grant.  As of the above date, the Corporation hereby grants to the
         -----
         Optionee (applicable provisions are marked):

         [_] an Incentive Stock Option [as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")] to purchase ________ shares of Common Stock of the Corporation at the price stated in this Agreement;

         [_] a Nonqualified Stock Option to purchase __________ shares of Common Stock of the Corporation at the price stated in this Agreement.

         The Optionee [_] shall [_] shall not have Stock Appreciation Rights in connection with the Options granted hereby, in accordance with Section 14 of the Plan.

         The Option(s) and any Stock Appreciation Rights granted under this section and as described in this Agreement is (are) in all respects subject to and conditioned by the terms, definitions, and provisions of this Agreement and of the Plan. Capitalized terms in this Agreement which are not otherwise defined but which are defined in the Plan shall have the same meaning given to those terms in the Plan.

         The Optionee has been granted Options under the Plan as a result of the Optionee's position as a [_] director [_] employee [_] corporate consultant of the Corporation, the Bank or a Subsidiary.

     2.  Price.  The Option price is $_____________ for each share.
         -----

     3.  Exercise of Option.  The Option(s) granted under this Agreement shall
         ------------------
         be exercisable pursuant to the terms and conditions of the Plan and as set forth below:

          (a) Right to Exercise:  In addition to the terms and conditions
              -----------------
          imposed on the Optionee's right to exercise his Options and any Stock Appreciation Rights imposed in the Plan, the following terms and conditions are applicable:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          (b) [_] (Marked if applicable)   Annual Installments:  Subject to the
                                           -------------------
          terms and conditions of the Plan, the Incentive Stock Options can be exercised in annual installments as follows:

          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__

          Subject to the terms and conditions of the Plan, the Nonqualified Options can be exercised in annual installments as follows:

          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__
          __________________ shares beginning on ______________, 19__

          The right to exercise the Option(s) in annual installments shall be cumulative. In addition, the option(s) shall be exercisable upon disability, death, retirement and a change in control as set forth in the Plan.

          (c) [_] (Marked if applicable)   Immediate Vesting:  Subject to the
                                           -----------------
          terms and conditions of the Plan, all of the Options are vested, nonforfeitable and exercisable.

          (d) Method of Exercise:  The Options and any Stock Appreciation Rights
              ------------------
          granted under this Agreement shall be exercisable by a written notice to the Secretary of the Corporation which shall:

              (1) State the election to exercise the Option or the election to surrender an exercisable Option and exercise Stock Appreciation Rights, the number of shares in respect of which the Option or Stock

              Appreciation Right is being exercised, the person in whose name any stock certificate or certificates for such shares of Common Stock is to be registered or to whom any cash is to be paid, his or her address, and social security number;

              (2) Contain any such representation and agreements as to Optionee's investment intent with respect to shares of Common Stock as may be required by the Committee;

              (3) Be signed by the person entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise the Option or Stock Appreciation Rights in accordance with the Plan; and

              (4) Be accompanied by payment of the purchase price of any shares with respect to which the Option is being exercised which payment shall be in form acceptable to the Committee pursuant to Section 6(b) of the Plan.

          (e) Representations and Warranties:  In order to exercise an Option or
              ------------------------------
          Stock Appreciation Right, the person exercising the Option or Stock Appreciation Right must make the representations and warranties to the Corporation as may be required by any applicable law or regulation, or as may otherwise be required pursuant to the Plan.

          (f) Approvals.  In order for an Option or Stock Appreciation Right to
              ---------
          be exercised, all filings and approvals required by applicable law and regulations or pursuant to the Plan must have been made and obtained.

       4. Non-transferability.  Neither any Option nor any Stock Appreciation
          -------------------
          Rights may be transferred in any manner otherwise than by will or the laws of descent and distribution and such Option and any Stock Appreciation Rights may be exercised during the life of the Optionee only by him or her.

       5. Investment Purpose.  This Option and any Stock Appreciation Rights
          ------------------
          may not be exercised if the issuance of shares or payment of cash upon such exercise would constitute a violation of any applicable federal or state securities law or other law or valid regulation.

       6.  Expiration.  This Option and any corresponding Stock Appreciation
           ----------
           Rights shall expire on _____________, _________.

       7.  Escrow.  All stock purchased pursuant to an Incentive Stock Option
           ------
           shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the option or (ii) one
           (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The Optionee who has exercised the Option shall have all rights of a stockholder, including, but not limited to, the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, and it shall be administered solely for this purpose.

       8.  Repayment of Cash Payments.  If the Optionee hereunder forfeits any
           --------------------------
           Options pursuant to the Plan, the Optionee shall, within 30 days after the effective date of such forfeiture, pay the Corporation, the Bank or a Subsidiary (as applicable) an amount equal to the cash payments received by the Optionee from the Corporation, the Bank or any Subsidiary with respect to such forfeited Options pursuant to
           Section 23 of the Plan. In the alternative, at the option of the Corporation, the Bank or a Subsidiary, the amount to be repaid may be withheld by the Corporation, the Bank or a Subsidiary from the final compensation or fees payable to the Optionee. Each acceptance by an Optionee of cash payments pursuant to such Section 23 with respect to Options still subject to forfeiture shall constitute a reaffirmation of the agreements set forth in this paragraph 8.

       9.  Tax Withholding.  All stock, cash and other assets distributed
           ---------------
           pursuant to this Agreement shall be subject to applicable federal, state and local withholding for taxes. The Optionee expressly acknowledges and agrees to such withholding. The Optionee acknowledges and agrees to the tax withholding provisions which are set forth in the Plan.

       10. Resolution of Disputes.  Any dispute or disagreement which should
           ----------------------
           arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement or the Plan will be determined by the Committee designated in Section 2 of the Plan. Any determination made by such Committee shall be final, binding, and conclusive for all purposes.

       11. Construction Controlled by Plan.  The Options and any corresponding
           -------------------------------
           Stock Appreciation Rights evidenced hereby shall be subject to all of the requirements, conditions and provisions of the Plan. This Agreement shall be construed so as to be consistent with the Plan; and the provisions of the Plan shall be deemed to be controlling in the event that any provision should appear to be inconsistent therewith.

12.  Severability.  Whenever possible, each provision of this Agreement shall be
     ------------
     interpreted in such a manner as to be valid and enforceable under applicable law, but if any provision of this Agreement is determined to be unenforceable, invalid or illegal, the validity of any other provision or part thereof shall not be affected thereby and this Agreement shall continue to be binding on the parties hereto as if such unenforceable, invalid or illegal provision or part thereof had not been included herein.

13.  Modification of Agreement; Waiver.  This Agreement may be modified,
     ---------------------------------
     amended, suspended or terminated, and any terms, representations or conditions may be waived, but only by a written instrument signed by each of the parties hereto and only subject to the limitations set forth in the Plan. No waiver hereunder shall constitute a waiver with respect to any subsequent occurrence or other transaction hereunder or of any other provision.

14.  Captions and Headings; Gender and Number.  Captions and paragraph headings
     ----------------------------------------
     used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction, of this Agreement. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

15.  Governing Law; Venue and Jurisdiction.  Without regard to the principles of
     -------------------------------------
     conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Agreement.

16.  Binding Effect.  This Agreement shall be binding upon and shall inure to
     --------------
     the benefit of the Corporation, and its successors and assigns, and shall be binding upon and inure to the benefit of the Optionee, and his or her heirs, legatees, personal representative, executor, administrator and permitted assigns.

17.  Entire Agreement.  This Agreement and the Plan constitute and embody the
     ----------------
     entire understanding and agreement of the parties hereto and, except as otherwise provided hereunder, there are no other agreements or understandings, written or oral, in effect between the parties hereto relating to the matters addressed herein.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
          counterparts, each of which when executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

ATTEST:                            STONE STREET BANCORP, INC.


                                   By:
--------------------------            ------------------------------------------
(Corporate Seal)                                                 President
                                      ---------------------------


                                   OPTIONEE:



(SEAL)                             ---------------------------------------------